EXHIBIT 32.2
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                              UNITED-GUARDIAN, INC.
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     I, Robert S. Rubinger, Chief Financial Officer of United-Guardian, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of United-Guardian, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in this Form 10-QSB fairly presents in all material respects the financial condition and results of operations of United-Guardian, Inc.


Date:  August 9, 2007                        By: /s/ Robert S. Rubinger
                                             ----------------------
                                             Robert S. Rubinger